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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                FORM 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 15, 2002 (October 11, 2002)

Juno Lighting, Inc.
(Exact name of registrant as specified in its charter)


       Delaware                       0-11631                 36-2852993
       --------                       -------                 ----------
(State of other jurisdiction      (Commission file          (IRS Employer
of incorporation)                      number)             identification No.)


1300 South Wolf Road, Des Plaines, Illinois                 60017-5065
-------------------------------------------                 -----------

(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code          (847) 827-9880



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

           (c)     Exhibits

                   (99.1) Certification Under Section 906 of the Sarbanes-Oxley Act of 2002 "Corporate Responsibility for Financial Reports"


Item 9.   Regulation FD Disclosure

On October 15, 2002, T. Tracy Bilbrough, Chief Executive Officer, and George
J. Bilek, Vice President   Finance of Juno Lighting, Inc. each submitted to
the Securities and Exchange Commission certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these statements are attached as Exhibits to this Form 8-K.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 15, 2002                           JUNO LIGHTING, INC.

                                          By:     /S/ GEORGE J. BILEK
                                                  ---------------------
                                                  George J. Bilek
                                                  Vice President   Finance




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Exhibit Index


Exhibit No.     Description

99.1 Certifications under Section 906 of the Sarbanes-Oxley Act of 2002 "Corporate Responsibility for financial Reports"





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                                                                 EXHIBIT 99.1

       CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"

     I, T.Tracy Bilbrough, Chief Executive Officerof Juno Lighting, Inc. certify that:

1. The quarterly report on Form 10-Q for the quarter ended August 31, 2002, as filed with the Securities and Exchange Commission on October 11, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this quarterly report fairly presents, in all material respects, the financial conditions of the Company.


Date:     October 15, 2002                   /S/  T. TRACY BILBROUGH
                                             ------------------------
                                             T. Tracy Bilbrough
                                             Chief Executive Officer


     I, George J. Bilek, Vice President   Finance of Juno Lighting, Inc.,
certify that:

1. The quarterly report on Form 10-Q for the quarter ended August 31, 2002, as filed with the Securities and Exchange Commission on October 11, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this quarterly report fairly presents, in all material respects, the financial conditions of the Company.


Date:     October 15, 2002                         /S/  GEORGE J. BILEK
                                                   ----------------------
                                                   George J. Bilek
                                                   Vice President - Finance